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                                                                    EXHIBIT 23.1

                           CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement of Edge Petroleum Corporation, a Delaware corporation, (the "Company") on Form S-8 Registration No. 333-22571 of our report dated March 26, 1999, appearing in the Annual Report on Form 10-K of the Company for the year ended December 31, 1998 and to the reference to us under the heading "Experts" in such Registration Statement.



/S/ DELOITTE & TOUCHE LLP

Houston, Texas
March 29, 1999